                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported)      August 7, 2000
                                                  ------------------------

                           World Collectibles, Inc.
                       ------------------------------
            (Exact name of registrant as specified in its chapter)

            Delaware                       0-9798                95-2930683
    ----------------------------      ----------------       -------------------
   (State or other jurisdiction   (Commission File Number)   (IRS Employer
   of incorporation)                                         Identification No.)



   5720 South Arville Street, Suite 106, Las Vegas, Nevada         89118
   -------------------------------------------------------   ------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (702) 310-6676
                                                   -----------------------


                         ---------------------------
         (Former name or former address, if changed since last report)


PORTIONS AMENDED:

     The Registrant hereby amends Item 7 contained in the Registrant's Current Report on Form 8-K filed August 7, 2000 to provide the requisite financial required by Item 7. Except as set forth in Item 7 below, no other changes are made to the Registrant's Current Report on Form 8-K filed August 7, 2000.

Item 7. Financial Statements and Exhibits.

        a. Financial Statements of World Collectibles, Inc. for the period from inception to July 31, 2000.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2000                       World Collectibles, Inc.
     --------------------                  ----------------------------------
                                                   (Registrant)

                                                  /s/ Brad Smith
                                           ----------------------------------
                                                   Brad Smith
                                                   Chairman and President

                  WORLD COLLECTIBLES, INC. AND SUBSIDIAIRIES
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR PERIOD MARCH 1, 2000 (INCEPTION) TO JULY 31, 2000


Report of Independent Auditors                                 F-1

Consolidated Balance Sheet as of July 31, 2000                 F-2

Consolidated Statement of Operations for the
     Period from Inception March 1, 2000 to July 31, 2000      F-3

Consolidated Statement of Shareholders' Equity for the
     Period from February 28, 2000 to July 31, 2000            F-4

Consolidated Statement of Cash Flows for the
     Period from Inception March 1, 2000 to July 31, 2000      F-5

Notes to Consolidated Financial Statements                     F-6


                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors and Shareholders of World Collectibles, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of World Collectibles, Inc. (formerly Medical Monitors, Inc.) and Subsidiaries as of July 31, 2000, and the related consolidated statement of operations, shareholders' equity, and cash flows for the period from inception March 1, 2000 to July 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of World Collectibles, Inc. and Subsidiaries as of July 31, 2000, and the results of its operations, shareholders' equity and its cash flows for the period from inception March 1, 2000 to July 31, 2000, in conformity with generally accepted accounting principles.



                                    HOLLANDER, LUMER & CO. LLP

Los Angeles, California
October 24, 2000

                   WORLD COLLECTIBLES, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                                 JULY 31, 2000

                                    ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                           $    64,116
  Inventory                                                               228,726
  Advance to employee                                                       6,500
                                                                      -----------

TOTAL CURRENT ASSETS                                                      299,342

PROPERTY AND EQUIPMENT, net                                                20,240
                                                                      -----------

TOTAL ASSETS                                                          $   319,582
                                                                      ===========

                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                               $   196,422
  Note payable                                                             90,000
  Income taxes payable                                                      4,824
                                                                      -----------

TOTAL LIABILITIES                                                         291,246
                                                                      -----------
SHAREHOLDERS' EQUITY
Common stock, $0.001 par value; authorized - 50,000,000 shares
issued and outstanding - 8,820,370 shares                                   8,820
Additional paid in capital                                              1,952,391
Retained earnings                                                      (1,932,875)
                                                                      -----------

TOTAL SHAREHOLDERS' EQUITY                                                 28,336
                                                                      -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $   319,582
                                                                      ===========

                See accompanying Notes to Financial Statements

                   WORLD COLLECTIBLES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
             FOR PERIOD MARCH 1, 2000 (INCEPTION) TO JULY 31, 2000


SALES                                                               $1,062,464
COST OF GOODS SOLD                                                     586,256
                                                                    ----------

GROSS PROFIT                                                           476,208
                                                                    ----------

COSTS AND EXPENSES
  Operating expenses                                                   113,626
  Selling, general and administrative                                  323,672
  Depreciation                                                           3,000
  Interest expense                                                       3,750
                                                                    ----------

TOTAL EXPENSES                                                         444,048
                                                                    ----------

NET INCOME BEFORE PROVISION FOR INCOME TAXES                            32,160

PROVISION FOR INCOME TAXES                                              (4,824)
                                                                    ----------

NET INCOME                                                          $   27,336
                                                                    ==========

WEIGHED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                  8,820,370
                                                                    ==========

BASIC AND DILUTED EARNINGS PER SHARE                                $    0.003
                                                                    ==========

                See accompanying Notes to Financial Statements

                   WORLD COLLECTIBLES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                 FOR PERIOD FEBRUARY 28, 2000 TO JULY 31, 2000

                                                     Common Stock                    Additional        Retained
                                                 Shares           Amount          Paid in Capital      Earnings          Total
                                              ----------------------------------------------------------------------------------
Balance, February 28, 2000                     50,000,000       $ 50,000            $1,141,299       $(1,960,211)      $(768,912)

Reverse stock split                           (49,629,630)       (49,630)               49,630                                 -

Issuance of 6,450,000 shares in
 exchange for 64,500 shares of WCIN             6,450,000          6,450                (7,450)                           (1,000)

Issuance of 2,000,000 shares to cancel debt
 due to a former officer and shareholder        2,000,000          2,000               485,448                           487,448

Forgiveness of accrued salaries
 due to a former officer and shareholder                                               283,464                           283,464

Net income                                                                                                27,336          27,336
                                              -----------       --------            ----------       -----------       ---------
Balance, July 31, 2000                          8,820,370       $  8,820            $1,952,391       $(1,932,875)      $  28,336
                                              ===========       ========            ==========       ===========       =========

                See accompanying Notes to Financial Statements

                   WORLD COLLECTIBLES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF CASH FLOWS
             FOR PERIOD MARCH 1, 2000 (INCEPTION) TO JULY 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                         $  27,336
  Adjustments:
    Depreciation                                                                3,000
  Changes in operating assets and liabilities:
    Inventory                                                                (228,726)
    Accounts payable and accrued expenses                                     196,422
    Income taxes payable                                                        4,824
                                                                            ---------

NET CASH USED IN OPERATING ACTIVITIES                                           2,856
                                                                            ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                          (23,240)
  Advance to employee                                                          (6,500)
                                                                            ---------
NET CASH USED IN INVESTING ACTIVITIES                                         (29,740)
                                                                            ---------

CASH FLOWS FROM FINANCING ACTIVITIES
  Note payable                                                                 90,000
  Proceeds from sale of common stock                                            1,000
                                                                            ---------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                      91,000
                                                                            ---------

NET INCREASE IN CASH                                                           64,116

CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR                                    -
                                                                            ---------

CASH AND CASH EQUIVALENTS, END OF THE YEAR                                  $  64,116
                                                                            =========
NON-CASH TRANSACTIONS

  Issuance of 2,000,000 shares of common stock
   to cancel debt due to a former officer and shareholder                   $ 485,448
                                                                            =========

  Forgiveness of accrued salaries due to a former officer and shareholder   $ 283,464
                                                                            =========

                See accompanying Notes to Financial Statements

                   WORLD COLLECTIBLES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.  Description of Business

    World Collectibles, Inc. (the "Company") imports and conducts live auctions of home and office furnishings and decorator items. Auction activity occurs primarily in Colorado, Utah, Nevada, and California. The Company also operates a retail store in Las Vegas, Nevada that sell these items.

    On May 17, 2000, World Collectibles, Inc. (formerly Medical Monitors, Inc. or the "Company"), World Collectible Holdings, Inc. ("WCID"), and World Collectibles, Inc., a Nevada corporation ("WCIN") entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which WCIN merged with and into WCID (the "Merger"). The Merger Agreement closed on July 26, 2000. Pursuant to the Merger Agreement, shareholders of WCIN exchanged their shares for shares of common stock of the Company at the rate of 100 shares of common stock of the Company for each one share of WCIN. Following the conversion of shares by WCIN's shareholders, shareholders of WCIN owned approximately 73% of the outstanding shares of common stock of the Company and the shareholders of the Company before the Merger owned approximately 4.2%

    For accounting purposes, the transaction has been treated as an acquisition of the Company by WCIN. The historical financial statements of the Company prior to the acquisition are those of WCIN even though they are labeled as those of the Company. The Company did not have significant operations before the Merger, which, for financial statement purposes, was effective March 1, 2000.

    As part of the Merger, the former director of Medical Monitors, Inc., Stanley Shuster, resigned and was replaced by the following directors: Brad Smith (the current CEO and principal shareholder of the Company) and Susan Shuey (the current CFO and principal shareholder of the Company).


2.  Significant Accounting Policies

    Principles of Consolidation: The consolidated financial statements include
    ---------------------------
    the accounts of World Collectibles, Inc. and its wholly-owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

    Use of Estimates: The preparation of consolidated financial statements in
    ----------------
    conformity with generally accepted accounting principles requires management, to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Cash and Cash Equivalents: The Company considers all highly liquid
    -------------------------
    investments purchased with an original maturity of three months or less to be cash equivalents.

    Fair Value of Financial Instruments: The Company's financial instruments
    -----------------------------------
    consist of cash equivalents, accrued expenses, and due to related parties. The fair values of the Company's financial instruments approximate the carrying value of the instruments.

    Inventory: Inventory consists primarily of reproductions of works of art
    ---------
    purchased from foreign and domestic entities incidental to the auction process as well as for sales in the retail store. Inventories are stated at the lower of cost (first-in, first out method, "FIFO") or market.

    Impairment of Long-Lived Assets: Long-lived assets are reviewed for
    -------------------------------
    impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

    Property and Equipment: Property and Equipment is recorded at cost.
    ----------------------
    Depreciation is computed on the straight-line method based upon the estimated useful life of the assets or over the lease term, whichever is shorter. Currently, all property and equipment is being depreciated over 3 years.

    Earnings Per Share: Earnings per share has been computed in accordance with
    ------------------
    SFAS 128. Basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the respective periods. Diluted earnings per share is computed similarly, but also gives effect to the impact that convertible securities, such as warrants, if dilutive, would have on net earnings and average common shares outstanding if converted at the beginning of the year. The Company had no convertible securities outstanding during the period from inception March 1, 2000 to July 31, 2000.

    Revenue Recognition: Auction and related revenues are generally recognized
    -------------------
    at the date of sale. Revenues from the sales in the retail store are generally recognized at the date of sale.

    Income Taxes: The Company utilizes the asset and liability method for income
    ------------
    taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.


3.  Disclosure of Certain Significant Risks and Uncertainties

    Dependence on Key Personnel: The success of the Company is largely dependent
    ---------------------------
    on the personal efforts of Mr. Brad Smith and Susan Shuey, the CEO and CFO, respectively, and majority shareholders of the Company. The loss of Mr. Smith and Ms. Shuey could have a materially adverse effect on the Company's operations.


4.  Related Party Transactions

    Related party transaction consists of payments made to BSA Group, Inc., a wholly owned company of Brad Smith and Susan Shuey, the CEO and the CFO, respectively, and majority shareholders of the Company. For period March 1, 2000 (inception) to July 31, 2000, the Company made payments of $21,587 to BSA Group, Inc. as compensation to Mr. Smith and Ms. Shuey under their employment agreements. (See Note 9)


5.  Advance to Employee

    Advance to Employee of $6,500 is secured by the employee's 1996 Ford pick-up truck. The advance bears interest at 10% per annum and is due and payable on demand.

6.  Property and Equipment

    Property and equipment is comprised of the following as of July 31, 2000:

    Warehouse equipment                       $ 8,225
    Office equipment                            9,250
    Furniture                                   5,765
    Accumulated depreciation                   (3,000)
                                              -------
                                              $20,240
                                              =======

7.  Notes Payable

    Notes payable consists of principal amount of $90,000 due to Brad Smith, the CEO and majority shareholder of the Company. The note, secured by the Company's inventory and issued on March 31, 2000, bears interest at 10% per annum and is due and payable on March 1, 2001.

8.  Shareholders' Equity

    The shareholders' equity transactions described below were effective March 1, 2000.

    The Company undertook a reverse stock split whereby 50,000,000 outstanding shares of the Company was converted into 370,370 outstanding shares.

    Pursuant to the Merger Agreement described in Note 1, shareholders of the Company exchanged their shares for shares of common stock of World Collectibles, Inc. (formerly Medical Monitors, Inc.) at the rate of 100 shares of common stock of WCIN. Total number of the Company's shares issued in this transaction was 6,450,000.

    The Company issued 2,000,000 shares of the Company's common stock (post-split) to a former officer and shareholder of the Company to cancel a note payable of $485,448.

    The Company was forgiven accrued salaries due to a former officer and shareholder of the Company of $283,464.


9.  Commitments and Contingencies

    Minimum lease payments required under noncancelable leases are as follows:

    Year Ended July 31,
-------------------
       2001                                     $ 50,140
       2002                                       52,320
       2003                                       52,320
       2004                                       52,320
       2005                                       54,500
       Thereafter                                  2,180
                                                --------
       Total                                    $261,600
                                                ========

    Under the lease agreement monthly lease payments will increase annually at the rate of the CPI per annum. The chart shown above does not reflect these increases.

    On March 31, 2000 the Company entered into an employment agreement with Brad Smith, the CEO and majority shareholder of the Company. Under the agreement the Company will pay Brad Smith or his nominee $120,000 per annum for his services to the Company.

    On March 31, 2000 the Company entered into an employment agreement with Susan Shuey, the CFO and shareholder of the Company. Under the agreement the Company will pay Susan Shuey or her nominee $44,000 per annum for her services to the Company.